Third Quarter 2020 CFO Commentary As reflected in our earnings release, there are a Third-quarter 2020 number of items that impact the comparability of our results with those in the trailing quarter and diluted earnings per prior quarter of last year. The discussion of our results may exclude these items to give you a better sense of our operating results. As always, share increased 94% the operating information we provide to you should be used as a complement to GAAP year over year; non- numbers. For a complete reconciliation between our GAAP and non-GAAP results, please refer to our earnings release and the earnings GAAP diluted reconciliation found at the end of this document. earnings per share The following reported and non-GAAP information included in this CFO commentary is increased 12% year unaudited and should be read in conjunction with the company’s Form 10-Q for the quarterly period ended September 26, 2020, and the Annual over year Report on Form 10-K as filed with the Securities and Exchange Commission. investor.arrow.com 1

Third-Quarter 2020 CFO Commentary Third-Quarter Summary Sales were above the high end of our prior expectations for the quarter as Third-quarter diluted demand and supply conditions improved for electronic components and information technology solutions compared to the first and second quarters of earnings per share 2020. In addition, investments in design, engineering, and supply chain capabilities are allowing Arrow Electronics to do more business with customers and suppliers. Higher sales and focused operating expense control drove and non-GAAP earnings per share above the high end of the prior expectations. Arrow is committed to maximizing near-term opportunities while advancing the long- diluted earnings per term strategy to be the leading enabler of next-generation technology solutions. share exceeded the Demand conditions for the global components business improved during the third quarter despite ongoing disruptions from the COVID-19 pandemic. Sales high ends of the prior were above the high end of prior guidance, principally driven by the Asia region where manufacturing customers have more quickly returned to prior production guidance ranges. levels. Demand from the transportation and consumer electronics industries improved significantly compared to the second quarter. For the enterprise computing solutions business, net sales were near the high end of the prior guidance range. Enabling remote workers remains the focus for IT spending, driving demand for security and hybrid cloud solutions. Demand from larger, better capitalized, value-added reseller customers has been more resilient than demand from smaller customers. Key returns metrics improved and cash flow from operations was strong due to the proactive management of working capital. Cash flow was used to reduce debt by approximately $79 million, while excess cash flow was returned to shareholders through the repurchase of 1.9 million shares for $150 million. investor.arrow.com 2

Third-Quarter 2020 CFO Commentary Consolidated Overview Third Quarter 2020 Y/Y Change Adjusted for P&L Highlights* Q3 2020 Y/Y Change Wind Down & Currency Q/Q Change Sales $7,231 2% 2% 9% Gross Profit Margin 10.9% (40) bps (50) bps (50) bps Non-GAAP Gross Profit Margin 10.9% (40) bps (50) bps (30) bps Operating Income $238 38% 10% 21% Operating Margin 3.3% 90 bps 30 bps 30 bps Non-GAAP Operating Income $244 (3)% (6)% 22% Non-GAAP Operating Margin 3.4% (20) bps (20) bps 40 bps Net Income $166 80% 28% 25% Diluted EPS $2.13 94% 36% 27% Non-GAAP Net Income $162 5% 1% 29% Non-GAAP Diluted EPS $2.08 12% 8% 31% * $ in millions, except per share data; may reflect rounding. • Operating income margin was 3.3% and non-GAAP • Consolidated sales were $7.23 billion operating income margin was 3.4% – Above the high end of the prior expectation of $6.325- – Operating expenses as a percentage of sales were $6.925 billion 7.6%, down 40 basis points year over year – Changes in foreign currencies positively impacted sales – Non-GAAP operating expenses as a percentage of growth by approximately $97 million or 100 basis points sales were 7.5%, down 20 basis points year over year over year year • Consolidated gross profit margin and non-GAAP gross • Interest and other expense, net was $30 million profit margin was 10.9% – Below the prior expectation of $33 million due to – Down 40 basis points year over year due a higher mix lower interest rates on floating rate debt and lower of Asia components sales, and a higher sales mix of borrowings lower value products in the Europe region for global components investor.arrow.com 3

Third-Quarter 2020 CFO Commentary • Effective tax rate for the quarter was 21.2%, and non- GAAP effective tax rate was 23.6% – Non-GAAP effective tax rate was in line with the prior expectation of 24% and within the target long- term range of 23% to 25% • Diluted shares outstanding were 78.1 million – Slightly below the prior expectation of 78.5 million • Diluted earnings per share were $2.13 – Above the prior expectation of $1.34 - $1.50 – Includes non-recurring tax item of $.06 per share and a gain on investments and pension settlement gain of $.04 per share. • Non-GAAP diluted earnings per share were $2.08 – Above the prior expectation of $1.54 - $1.70 – Changes in foreign currencies positively impacted earnings per share by approximately $.06 compared to the third quarter of 2019 A reconciliation of non-GAAP financial measures, including sales, gross profit margin, operating expenses, operating income margin, effective tax rate, and diluted earnings per share, to GAAP financial measures is presented in the reconciliation tables included herein. investor.arrow.com 4

Third-Quarter 2020 CFO Commentary Components Global GAAP Non-GAAP $250 $217 $204 $208 $200 $182 $177 $172 $172 $171 $165 $150 $150 $100 $50 $0 Q3-'19 Q4-'19 Q1-'20 Q2-'20 Q3-'20 Operating Income ($ in millions) • Sales increased 5% year over year adjusted for the Global components wind down of the PC and mobility asset disposition business and for changes in foreign currencies third-quarter sales – Sales increased 5% year over year as reported increased 5% year over • Lead times increased slightly year over year • Backlog increased year over year year. • Book-to-bill was 1.03, up from 0.91 in the third quarter of 2019 • Cancellation rates were within normal ranges • Operating margin of 3.8% • Non-GAAP operating margin of 3.9% decreased 50 basis points year over year – Lower sales volumes resulted in lower expense leverage in the Americas and Europe • Return on working capital increased year over year investor.arrow.com 5

Third-Quarter 2020 CFO Commentary

Components

Americas


GAAP
Non-GAAP
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,739
$1,692
$1,645
$1,626
$1,553 $1,553
$1,489 $1,489
$1,516 $1,516
Q3-'19
Q4-'19
Q1-'20
Q2-'20
Q3-'20

Sales ($ in millions)



- Sales decreased 10% year over year adjusted for the wind down of the PC and mobility asset disposition business and for changes in foreign currencies
  - Sales decreased 13% year over year as reported
  - Consumer products sales increased year over year
  - Aerospace and defense, industrial and transportation sales decreased year over year
  - Consumer products and transportation sales increased significantly compared to the second quarter

Americas components sales decreased 10% year over year on a non-GAAP basis.

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Third-Quarter 2020 CFO Commentary

Components

Asia


$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$2,006
$1,905
$1,688
$2,114
$2,595
Q3-'19
Q4-'19
Q1-'20
Q2-'20
Q3-'20
Sales ($ in millions)

- Sales increased 29% year over year
  - Wireless, transportation and power management sales increased significantly year over year and compared to the second quarter



Asia components sales increased 29% year over year.

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Third-Quarter 2020 CFO Commentary

Components

Europe


GAAP
Non-GAAP
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$1,304 $1,291
$1,189 $1,189
$1,310 $1,310
$1,118 $1,118
$1,197 $1,197
Q3-'19
Q4-'19
Q1-'20
Q2-'20
Q3-'20

Sales ($ in millions)



- Sales decreased 8% year over year
  - Sales decreased 12% year over year adjusted for the wind down of the PC and mobility asset disposition business and for changes in foreign currencies
  - All key verticals decreased year over year
  - Transportation sales increased significantly compared to the second quarter

Europe components sales decreased 8% year over year.

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Third-Quarter 2020 CFO Commentary

Enterprise Computing Solutions

Global


GAAP
Non-GAAP
$160
$140
$120
$100
$80
$60
$40
$20
$92
$95
$149
$156
$42
$45
$73
$80
$83
$85
Q3-'19
Q4-'19
Q1-'20
Q2-'20
Q3-'20

Operating Income
($ in millions)



- Sales decreased 5% year over year
  - Sales decreased 7% year over year adjusted for changes in foreign currencies
- Billings increased year over year adjusted for changes in foreign currencies
  - Billings increased in both regions
- Operating margin of 4.3% decreased 30 basis points year over year
- Non-GAAP operating margin of 4.4% decreased 30 basis points year over year
- Return on working capital remains favorable

Enterprise computing solutions sales decreased 5% year over year.

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Third-Quarter 2020 CFO Commentary

Enterprise Computing Solutions

Americas


$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$1,419
$1,640
$1,129
$1,223
$1,274
Q3-'19
Q4-'19
Q1-'20
Q2-'20
Q3-'20
Sales ($ in millions)

- Sales decreased 10% year over year
  - Growth in security, services, and proprietary server billings year over year
  - Storage and networking billings decreased year over year



ECS Americas sales decreased 10% year over year.

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Third-Quarter 2020 CFO Commentary

Enterprise Computing Solutions

Europe


$1,000
$900
$800
$700
$600
$500
$400
$610
$959
$702
$662
$650
Q3-'19
Q4-'19
Q1-'20
Q2-'20
Q3-'20
Sales ($ in millions)

- Sales increased 6% year over year
  - Sales increased 1% year over year adjusted for changes in foreign currencies
  - Security, infrastructure software, and services billings increased year over year adjusted for changes in foreign currencies
  - Industry-standard server and networking billings decreased year over year



ECS Europe sales increased 6% year over year.

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Third-Quarter 2020 CFO Commentary Cash Flow from Operations Cash flow from operating activities was $275 million in the quarter and was $1.65 billion over the last 12 months. Working Capital Working capital to sales was 15.0%, down 320 basis points year over year. Return on working capital was 21.9% compared to 13.4% in the third quarter of 2019. Non-GAAP return on working capital was 22.5% up 290 basis points year over year. Return on Invested Capital Cash flow from operating Return on invested capital was 10.6% compared to 6.5% activities of $1.65 billion return in the third quarter of 2019. Non-GAAP return on invested capital was 10.6%, up 90 basis points year over over the last 12 months. year. Share Buyback Repurchased approximately 1.9 million shares of stock for $150 million. Total cash returned to shareholders over the last 12 months was approximately $475 million. Debt and Liquidity Net-debt-to-last-12-months EBITDA ratio is approximately 2.0x. Total liquidity of $3.4 billion when including cash of $227 million. investor.arrow.com 12

Third-Quarter 2020 CFO Commentary Arrow Electronics Outlook Guidance We are expecting the average USD-to-Euro exchange rate for the fourth quarter of 2020 to be $1.16 to €1; changes in foreign currencies to increase sales by approximately $110 million, and earnings per share on a diluted basis by $.07 compared to the fourth quarter of 2019. Fourth-Quarter 2020 Guidance Consolidated Sales $7.45 billion to $8.05 billion Global Components $5.1 billion to $5.4 billion . Global ECS $2.35 billion to $2.65 billion Diluted Earnings Per Share1 $2.42 to $2.58 Non-GAAP Diluted Earnings Per Share1 $2.57 to $2.73 Interest and other expense, net $33 million Diluted shares outstanding 77 million 1 Assumes an average tax rate of approximately 23.5% within the 23% to 25% target range. Fourth-Quarter 2020 Guidance Reconciliation Reported GAAP Intangible Restructuring & measure amortization integration charges Non-GAAP measure expense Net income per $2.42 - $2.58 $.10 $.05 $2.57 - $2.73 diluted share Quarter Closing Dates Beginning and ending dates may impact comparisons to prior periods Quarter Closing Dates First Second Third Fourth 2019 Mar. 30 Jun. 29 Sep. 28 Dec. 31 2020 Mar. 28 Jun. 27 Sep. 26 Dec. 31 2021 Apr. 3 Jul. 3 Oct. 2 Dec. 31 investor.arrow.com 13

Third-Quarter 2020 CFO Commentary Risk Factors Information Relating to Forward-Looking The discussion of the company’s Statements business and operations should be read together with the risk factors This press release includes “forward-looking” statements, as the term is defined under the federal securities laws, including but not limited to statements regarding: Arrow’s contained in Item 1A of its 2019 future financial performance, including its outlook on financial results for the fourth quarter of fiscal 2020, such as Annual Report on Form 10-K and the sales, earnings per share, average tax rate, average diluted shares outstanding, interest expense, non-GAAP net risk factor update in Form 10-Q for income (loss) per diluted share, average USD-to-EURO exchange rate and expectation regarding market demand. the quarter ended September 26, These forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which could cause actual results or facts to differ materially from such 2020, filed with the Securities and statements for a variety of reasons, including, but not limited to: potential adverse effects of the ongoing global Exchange Commission, which coronavirus pandemic, including actions taken to contain or treat the coronavirus, industry conditions, changes in describe various risks and product supply, pricing and customer demand, competition, other vagaries in the global components and global uncertainties to which the company is enterprise computing solutions markets, changes in relationships with key suppliers, increased profit margin pressure, changes in legal and regulatory matters, non- or may become subject. If any of the compliance with certain regulations, such as export, anti- trust, and anti-corruption laws, foreign tax and other loss described events occur, the contingencies, and the company's ability to generate cash flow. For a further discussion of these and other factors that company’s business, results of could cause the company’s future results to differ materially from any forward-looking statements, see the section operations, financial condition, entitled “Risk Factors” in the company's periodic reports on Form 10-K, the Form 10-Q and subsequent filings made with the Securities and Exchange Commission. liquidity, or access to the capital Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which markets could be materially adversely speak only as of the date on which they are made. The company undertakes no obligation to update publicly or affected. revise any of the forward-looking statements. For a further discussion of factors to consider in connection with these forward-looking statements, investors should refer to Item 1A Risk Factors of the company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Form 10-Q for the quarter ended September 26, 2020. investor.arrow.com 14

Third-Quarter 2020 CFO Commentary Certain Non-GAAP Financial Information In addition to disclosing financial results that are The company believes that such non-GAAP financial determined in accordance with accounting principles information is useful to investors to assist in assessing generally accepted in the United States (“GAAP”), the and understanding the company’s operating company also provides certain non-GAAP financial performance and underlying trends in the company’s information relating to sales, operating income, net business because management considers these items income attributable to shareholders, and net income per referred to above to be outside the company’s core basic and diluted share. operating results. This non-GAAP financial information is among the primary indicators management uses as a The company provides sales, gross profit, and operating basis for evaluating the company’s financial and income, income before income taxes provision for operating performance. In addition, the company’s income taxes, net income and net income per share on Board of Directors may use this non-GAAP financial a diluted basis which are adjusted GAAP measures for information in evaluating management performance and the impact of changes in foreign currencies (referred to setting management compensation. as changes in foreign currencies) by re-translating prior- period results at current period foreign exchange rates, The presentation of this additional non-GAAP financial the impact of dispositions by adjusting the company’s information is not meant to be considered in isolation or operating results for businesses disposed, as if the as a substitute for, or alternative to, operating income, dispositions had occurred at the beginning of the net income attributable to shareholders and net income earliest period presented (referred to as “dispositions”), per basic and diluted share determined in accordance the impact of the company’s personal computer and with GAAP. Analysis of results and outlook on a non- mobility asset disposition business (referred to as “wind GAAP basis should be used as a complement to, and in down”), the impact of inventory write-downs and recoveries related to the digital business (referred to as conjunction with, data presented in accordance with “digital inventory write-downs and recoveries”), and the GAAP. impact of notes receivable reserves and recoveries and inventory write-downs and recoveries related to the AFS business (referred to as “AFS notes receivable reserves and recoveries” and “AFS inventory write-downs and recoveries,” respectively). Non-GAAP operating income, net income attributable to shareholders, and net income The company believes that per basic and diluted share are adjusted to exclude identifiable intangible asset amortization, restructuring, such non-GAAP financial integration, and other charges, loss on disposition of businesses, net, AFS notes receivable reserves and information is useful to recoveries and inventory write-downs and recoveries, digital inventory write-downs and recoveries, the impact investors to assist in of non-cash charges related to goodwill, trade names, and long-lived assets, and the impact of wind down. Net assessing and understanding income attributable to shareholders, and net income per basic and diluted share are also adjusted to exclude net the company’s operating gains and losses on investments, pension settlement gain, and certain tax adjustments. A reconciliation of the performance. company’s non-GAAP financial information to GAAP is set forth in the tables below. investor.arrow.com 15

Third-Quarter 2020 CFO Commentary

Earnings Reconciliation

($ in thousands, except per share data)

Three months ended September 26, 2020

	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration credits	AFS Reserves & Recoveries	Digital Write Downs & Recoveries	Impairments[1]	Tax adjustments	Impact of Wind Down	Other[2]	Non-GAAP measure
Sales	$ 7,231,260	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 7,231,260
Gross Profit	788,590	—	—	—	—	—	—	(475)	—	788,115
Operating income	238,182	9,352	(2,840)	(233)	—	2,305	—	(2,487)	—	244,279
Income before income taxes	211,103	9,352	(2,840)	(233)	—	2,305	—	(2,478)	(4,495)	212,714
Provision for income taxes	44,707	2,396	(665)	(56)	—	556	4,887	(583)	(1,090)	50,152
Consolidated net income	166,396	6,956	(2,175)	(177)	—	1,749	(4,887)	(1,895)	(3,405)	162,562
Noncontrolling interests	336	146	—	—	—	—	—	—	—	482
Net income attributable to shareholders	$ 166,060	$ 6,810	$ (2,175)	$ (177)	$ —	$ 1,749	$ (4,887)	$ (1,895)	$ (3,405)	$ 162,080
Net income per diluted share[6]	$ 2.13	$ 0.09	$ (0.03)	$ —	$ —	$ 0.02	$ (0.06)	$ (0.02)	$ (0.04)	$ 2.08
Effective tax rate	21.2 %									23.6 %

Three months ended September 28, 2019

	Reported GAAP measure	Intangible amortization expense[3]	Restructuring & Integration charges[3]	AFS Reserves & Recoveries	Digital Write Downs & Recoveries	Impairments	Tax adjustments	Impact of Wind Down[3]	Other[4]	Non-GAAP measure
Sales	$ 7,078,118	$ —	$ —	$ —	$ —	$ —	$ —	$ (60,130)	$ —	$ 7,017,988
Gross Profit	798,841	—	—	—	1,101	—	—	(3,541)	—	796,401
Operating income	173,218	10,265	31,087	(664)	1,101	711	—	36,917	—	252,635
Income before income taxes	122,321	10,265	31,087	(664)	1,101	711	—	36,842	(1,126)	200,537
Provision for income taxes	29,340	2,860	8,922	(178)	272	—	—	3,753	(249)	44,720
Consolidated net income	92,981	7,405	22,165	(486)	829	711	—	33,089	(877)	155,817
Noncontrolling interests	850	138	—	—	—	—	—	—	—	988
Net income attributable to shareholders	$ 92,131	$ 7,267	$ 22,165	$ (486)	$ 829	$ 711	$ —	$ 33,089	$ (877)	$ 154,829
Net income per diluted share	$ 1.10	$ 0.09	$ 0.27	$ (0.01)	$ 0.01	$ 0.01	$ —	$ 0.40	$ (0.01)	$ 1.86
Effective tax rate	24.0 %									22.3 %

Three months ended June 27, 2020

	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Reserves & Recoveries	Digital Write Downs & Recoveries	Impairments[5]	Tax adjustments	Impact of Wind Down	Other[4]	Non-GAAP measure
Sales	$ 6,606,494	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 6,606,494
Gross Profit	750,463	—	—	—	—	—	—	(10,696)	—	739,767
Operating income	196,613	9,734	650	197	—	4,918	—	(11,824)	—	200,288
Income before income taxes	174,191	9,734	650	197	—	4,918	—	(11,814)	(10,901)	166,975
Provision for income taxes	40,854	2,501	313	47	—	1,800	—	(2,662)	(2,631)	40,222
Consolidated net income	133,337	7,233	337	150	—	3,118	—	(9,152)	(8,270)	126,753
Noncontrolling interests	533	137	—	—	—	—	—	—	—	670
Net income attributable to shareholders	$ 132,804	$ 7,096	$ 337	$ 150	$ —	$ 3,118	$ —	$ (9,152)	$ (8,270)	$ 126,083
Net income per diluted share	$ 1.68	$ 0.09	$ —	$ —	$ —	$ 0.04	$ —	$ (0.12)	$ (0.10)	$ 1.59
Effective tax rate	23.5 %									24.1 %

(1) Impairments includes $2,305 in impairment charges related to various other long-lived assets unrelated to the personal computer and mobility asset disposition business.

(2) Other includes gain on investments, net and pension settlement gain.

(3) Amounts for restructuring, integration, and other charges, identifiable asset amortization, loss on disposition of businesses, net, and impairments related to the personal computer and mobility assets disposition business are included in "impact of wind down" above.

(4) Other includes gain on investments, net.

(5) Impairments includes $4,918 in impairment charges related to various other long-lived assets unrelated to the personal computer and mobility asset disposition business.

(6) The sum of the components for non-GAAP diluted EPS may not agree to totals, as presented, due to rounding.

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